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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-55257 and 333-28507) of Union Planters Corporation of our report dated June 2, 1999 relating to the financial statements, which appears in this Form 11-K.



/s/PricewaterhouseCoopers LLP
Memphis, Tennessee
June 17, 1999